 POWER OF ATTORNEY

 The undersigned constitutes and appoints A. ZACHARY SMITH, III, EDWARD H.

SCHUTH, THOMAS E. GRAHAM, RICK D. PUCKETT and MARGARET E. WICKLUND, his

true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to:

      (i)  sign and submit to the Securities and Exchange Commission (the "SEC") a Form ID,

including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

      (ii)  sign any Forms 3, 4 and 5 and other filings under Section 16(a) of the Exchange Act with respect to securities issued by Snyder's-Lance, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any exchange on which securities issued by Snyder's-Lance, Inc. may be listed.

      The undersigned hereby grants unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone,

or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Snyder's-Lance, Inc., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

Date:  12/8/2011  /s/ Kevin A. Henry          [SEAL]

     Kevin A. Henry